UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2023
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2023, Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), issued $500.0 million aggregate principal amount of its 6.875% senior notes due 2034 (the “Notes”).

The Notes were issued pursuant to an indenture, dated April 19, 2023 (the “Base Indenture”), as supplemented by a second supplemental indenture, dated October 12, 2023 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Regions Bank, as trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3ASR (No. 333-270754) previously filed with the Securities and Exchange Commission.

The Company used the net proceeds from the offering of the Notes, together with cash on hand, to repurchase pursuant to a tender offer and redeem all of its outstanding 5.875% Senior Notes due 2027.

The Notes are the Company’s senior unsecured obligations and will rank equally with all of the Company’s existing and future senior unsecured debt and rank senior to all of the Company’s existing and future subordinated debt. The Notes will be effectively junior to the Company’s existing and future secured debt to the extent of the value of the collateral securing such debt. The Notes are not guaranteed by the Company's subsidiaries will be structurally subordinated to all existing and future liabilities (including trade payables) of the Company’s subsidiaries.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Second Supplemental Indenture. The Base Indenture is attached as Exhibit 4.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 19, 2023. The Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The form of Note, which is included as part of the Second Supplemental Indenture, is filed as Exhibit 4.2 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of October 12, 2023, between the Company and Regions Bank, as trustee.

4.2	Form of Note (included as part of Exhibit 4.1).

104	Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	October 13, 2023	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer